UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 20, 2021

SURNA INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54286	27-3911608
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1780 55th Street, Suite C

Boulder, Colorado 80301

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (303) 993-5271

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	n/a	n/a

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 20, 2021, the Board of Directors revised the previously adopted equity-based compensation plan and adopted a new compensation plan for independent directors. The Plan is effective retroactively for the current independent directors and for independent directors elected or appointed after the Effective Date.

The Company will pay its independent directors an annual cash fee of $15,000, payable quarterly in advance on the first business day of each calendar quarter, retroactive commencing July 1, 2021, and is consideration for their participation in: (i) any regular and special meetings of the Board and any committee participation and meetings thereof that are attended in person, (ii) any telephonic and other forms of electronic meetings of the Board or of any committee thereof in which the director is a member, (iii) any non-meeting consultations with the Company’s management, and (iv) any other services provided by them in their capacities as directors. In addition, on the first business day of January each year after the Effective Date, each independent director will receive a grant of Non-Qualified Stock Options valued at $15,000. As part of the retroactive compensation, each independent director on the Board as of the Effective Date will receive an additional grant of Non-Qualified Stock Options valued at $7,500 for service in 2021.

The Company reimburses independent directors for out-of-pocket expenses incurred in attending Board and committee meetings and undertaking certain matters on the Company’s behalf.

Item 8.01 Other Events.

Surna Inc. (the “Company”) is filing the Q2 2021 Investor Presentation. The Investor Presentation is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Not applicable

Exhibit No.	Description
99.1	Q2 2021 Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 20, 2021	SURNA INC.

	By	/S/ Anthony K. McDonald
Anthony K. McDonald
President and Chief Executive Officer